Rule 497(e)

File Nos. 2-75503

811-03364

Maxim Series Fund, Inc.

SUPPLEMENT DATED NOVEMBER 8, 2005

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2005

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information, dated May 1, 2005, and should be read in conjunction with the Statement of Additional Information.

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1. Under the section entitled “Investment Policies and Practices” of the Statement of Additional Information, dated May 1, 2005, add the following at page 6:

Dollar Rolls. When a Portfolio enters into a dollar roll, it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (the same type and coupon) securities at a specified future date from the same party, typically 30 to 60 days later. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities subject to the Portfolio’s forward purchase commitment may decline below the price of the securities the Portfolio has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the current sale portion of the transaction may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to purchase the similar securities in the forward transaction.

2. Under the section entitled “Investment Policies and Practices” of the Statement of Additional Information, dated May 1, 2005, add the following at page 15:

Mortgage Dollar Rolls. A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. In a mortgage dollar roll transaction, a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and, simultaneously, agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, however, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially similar.” To be considered “substantially similar,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.1% of the initial amount delivered.

Please keep this Supplement for future reference.